Exhibit 99.1

Lulus Appoints Tiffany R. Smith as Chief Financial Officer

CHICO, Calif., March 6, 2023 – Lulu’s Fashion Lounge Holdings, Inc. (“Lulus” or the “Company”) (Nasdaq: LVLU) today proudly announced that Tiffany R. Smith, currently Vice President of Finance, has been appointed Chief Financial Officer, effective immediately. Ms. Smith succeeds Crystal Landsem, who assumed the Chief Executive Officer role, also effective today, as previously announced.

“We are thrilled to have Tiffany take the helm as CFO,” said David McCreight, who assumed the Executive Chairman role, effective today, as previously announced. “Her broad experience in financial reporting and analysis at publicly traded retail and consumer companies as well as her deep knowledge of Lulus’ financial processes, budgeting and SEC reporting makes her the clear choice for this role.”

“I’m excited to take on this new role and to continue my close partnership with Crystal and the rest of our exceptional team as we continue to grow brand awareness and gain more share of our customers’ closet while maintaining profitability,” said Ms. Smith. “We have a long runway for growth ahead, and I look forward to driving our strategic plans forward in collaboration with the rest of the executive team.”

Ms. Smith has served as Lulus’ Vice President of Finance since April 2021. Prior to joining Lulus, Ms. Smith held senior Finance and Controller roles for several high growth fashion and e-commerce retailers including Fashion Nova, Hot Topic and Nordstrom, where she led various accounting and financial reporting functions. Ms. Smith also worked at Deloitte & Touche LLP in audit and enterprise risk, which was preceded by several years in management roles in accounting and finance in non-retail industries. Ms. Smith holds a CPA license in California and received an M.B.A. degree in Business Administration with an emphasis in Accounting and Finance from University of Michigan Ann Arbor and a B.S. degree in Finance from Oakland University.

About Lulus

Lulus is a customer driven, digitally native fashion brand for women. Based in California and serving millions of customers worldwide, Lulus develops styles with the customer in mind, using direct consumer feedback and insights to refine its products. With fresh inventory hitting the site almost daily, Lulus features on-trend, high-quality, must-have pieces, at affordable prices. As a brand built on customer feedback, Lulus puts an extreme focus on providing exceptional customer service and a personalized shopping experience. The brand’s world class personal stylists, bridal concierge, and customer care team take pride in offering a personalized shopping experience to every customer. Lulus was founded in 1996. Lulus is a registered trademark of Lulu’s Fashion Lounge, LLC. All rights reserved.

Forward-Looking Statements

This press release contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this press release are forward-looking statements, including but not limited to statements regarding our leadership, operations and growth. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Lulus’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the following: risks related to the continued impact of the macroeconomic environment on our business, operations and financial results; our ability to successfully maintain our desired merchandise assortment or manage our inventory effectively; demand for our products, including our ability to anticipate, identify, measure, and respond quickly to fashion trends, customer preferences and demands; general economic conditions; our fluctuating operating results; seasonality in our business; our ability to acquire products on reasonable terms; our e-commerce business model; our ability to attract and retain customers in a cost effective manner; the strength of our brand; competition; fraud; system interruptions; system security risks including security breaches; and our ability to fulfill orders. These and other important factors discussed under the caption “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended January 2, 2022, and its other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While Lulus may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change.

Contact

Naomi Beckman-Straus

General Counsel and Corporate Secretary

investors@lulus.com

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